Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
25.	COMMITMENTS AND CONTINGENCIES

Executives/directors agreements

The Company has several employment agreements with executives and directors with the latest expiring in 2026. All agreements provide for automatic renewal options with varying terms of one year or three years unless terminated by either party. Future payments for employment agreements as of December 31, are as follows:

Amount
Years ending December 31:
2024	$1,446,590
2025	633,744
Total minimum payment required	$2,080,334

Contracted expenditure commitments

The Company’s contracted expenditures commitments as of December 31, 2023 but not provided in the consolidated financial statements are as follows:

		Payments Due by Period
			Less than			More than
Contractual Obligations	Nature	Total	1 year	1-2 years	3-5 years	5 years
Service fee commitments	(a)	$398,521	$246,592	$151,929	$-	$-
Operating lease commitments	(b)	3,121,052	1,927,835	1,124,445	68,772	-
Purchase commitments	(c)	3,079,373	3,079,373	-	-	-
		$6,598,946	$5,253,800	$1,276,374	$68,772	$-

(a)	The Company has engaged Stander Information Company Limited (“Stander”) to provide technical services relating to the cash management systems for the Company’s secure logistics business. The service agreement with Stander is comprised of a monthly fixed service fee and certain other fees as specified in the agreement, which will expire in August 2025.

(b)	From time to time, the Company entered into various short-term lease agreements to rent warehouses and offices. In addition, the Company has various low value items with various lease terms that the Company is committed to pay in the future.

(c)	AI Hong Kong entered into various purchase agreements with Shenzhen Intelligent Guardforce Robot Technology Co., Limited (“CIOT”) and Shenzhen Kewei Robot Technology Co., Ltd. (“Shenzhen Kewei”) to establish mutual contractual obligations for future purchases of robots. These agreements do not contain the scheduled delivery dates. These agreements with CIOT and Shenzhen Kewei will become void upon fulfillment of the settlement agreement.

Bank guarantees

As of December 31, 2023 and 2022, the Company had commitments with banks for bank guarantees in favor of government agencies and others of approximately $4,547,000 and $3,467,000, respectively.

Litigation

As of the date of this report, the Company is a defendant in various labor related lawsuits in Thailand and China totaling approximately $0.14 and $0.07 million, respectively. In addition, the Company is a defendant for various lawsuits filed by Mr. Tu, a related party, including various purchase contract related lawsuits totaling approximately $3.32 million in China and totaling approximately $0.09 million in Hong Kong. Apart from the money claims, two lawsuits have been filed in Hong Kong by Mr. Tu as a former director of two of the subsidiaries, namely GFAI Robot Service (Hong Kong) Limited and Guardforce AI (Hongkong) Co., Limited, to sue the Company for executing improper director’s removal process and therefore to seek his reinstatement to the Board. Management believes the labor related cases are without merit and is confident that such lawsuits will be dismissed. Regarding the cases with Mr. Tu, the Company had sought legal advice to resolve these legal disputes through mediation and reached a settlement with Mr. Tu on March 22, 2024, including Mr. Tu agreeing to withdraw all the claims against the Company. On March 27, 2024, Mr. Tu had withdrawn all the claims against the Company (Note 28). Therefore, no provision has been made for these liabilities in the financial statements.